                                                  POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack, his true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for him and in his capacity as Trustee or Director of the Board I  Oppenheimer  Funds (each,  a "Fund"),  to sign on his behalf any and all Registration  Statements  (including any  post-effective  amendments to Registration  Statements) under the  Securities Act of 1933, the Investment  Company Act of 1940 and any amendments and  supplements  thereto,  and other documents in connection  thereunder,  and to file the same, with all exhibits thereto, and other documents in connection therewith,  with the Securities and Exchange Commission,  granting unto said attorney-in-fact and agent, full power and  authority to do and perform each and every act and thing  requisite and necessary to be done in and about the  premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and confirming all that said  attorney-in-fact  and agent, and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 10th day of October, 2002.

/s/ Joel W. Motley
--------------------------
Joel W. Motley

                                            CERTIFIED RESOLUTIONS OF THE BOARDS
                                                        OF
                                           OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                                           OPPENHEIMER CAPITAL APPRECIATION FUND
                                           OPPENHEIMER CAPITAL PRESERVATION FUND
                                            OPPENHEIMER CONCENTRATED GROWTH FUND
                                            OPPENHEIMER DEVELOPING MARKETS FUND
                                                 OPPENHEIMER DISCOVERY FUND
                                              OPPENHEIMER EMERGING GROWTH FUND
                                           OPPENHEIMER EMERGING TECHNOLOGIES FUND
                                                OPPENHEIMER ENTERPRISE FUND
                                                  OPPENHEIMER EUROPE FUND
                                                  OPPENHEIMER GLOBAL FUND
                                          OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                          OPPENHEIMER GOLD & SPECIAL MINERALS FUND
                                                  OPPENHEIMER GROWTH FUND
                                           OPPENHEIMER INTERNATIONAL GROWTH FUND
                                        OPPENHEIMER INTERNATIONAL SMALL COMPANY FUND
                                            OPPENHEIMER MONEY MARKET FUND, INC.
                                            OPPENHEIMER MULTIPLE STRATEGIES FUND
                                           OPPENHEIMER MULTI-SECTOR INCOME TRUST
                                          OPPENHEIMER MULTI-STATE MUNICIPAL TRUST
                                              OPPENHEIMER MUNICIPAL BOND FUND
                                            OPPENHEIMER NEW YORK MUNICIPAL FUND
                                               OPPENHEIMER SPECAL VALUE FUND
                                               OPPENHEIMER TRINITY CORE FUND
                                         OPPENHEIMER TRINITY LARGE CAP GROWTH FUND
                                               OPPENHEIMER TRINITY VALUE FUND
                                               OPPENHEIMER SERIES FUND, INC.
                                             OPPENHEIMER U.S. GOVERNMENT TRUST
                                                OPPENHEIMER WORLD BOND FUND

                                                 October 10, 2002

At a meeting of the Boards for the  above-named  funds  (individually  the "Fund")  held on October 10,  2002,  the members thereof by unanimous vote of those present adopted and approved the following resolutions:

         "RESOLVED,  that Robert G. Zack be, and the same hereby is,  appointed the  attorney-in-fact  and agent of
Joel W. Motley as Trustee or Director of the Fund, with full power of substitution and  resubstitution,  to sign on his behalf any and all  Registration  Statements  (including  any  post-effective  amendments to such  Registration
Statements)  under  the  Securities  Act of 1933 and the  Investment  Company  Act of 1940 and any  amendments  and supplements  thereto,  and other  documents  in  connection  thereunder,  and to file the same,  with all  exhibits thereto, and other documents in connection  therewith,  with the Securities and Exchange Commission;  granting unto said  attorney-in-fact  and  agent,  full  power  and  authority  to do and  perform  each and  every act and thing requisite and  necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby  ratifying and  confirming  all that said  attorney-in-fact  and agent,  and each of them, may lawfully do or cause to be done by virtue hereof; and be it further

         RESOLVED,  that Robert G. Zack hereby is authorized,  empowered and directed, in the name and on behalf of the Fund, to take such additional  action and to execute and deliver such  additional  documents and instruments as any of them may deem  necessary or  appropriate  to implement  the  provisions  of the  foregoing  resolution,  the authority for the taking of such action and the execution and delivery of such  documents and  instruments  of such documents and instruments to be conclusively evidenced thereby."

In witness whereof, the undersigned has hereunto set his hand this 18th day of October, 2002.

                                                     /s/ Denis R. Molleur

                                                     Denis R. Molleur, Assistant Secretary